[Cover Page]

OPPENHEIMER QUEST OFFICERS VALUE FUND
Annual Report October 31, 1997














































[Logo]OppenheimerFunds sm
THE RIGHT WAY TO INVEST

Bridget A. Macaskill
President
Oppenheimer
Quest
Officers Value Fund

Dear Shareholder,

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike. While only one short-term interest rate hike occurred in March of 1997, the other factors have held true.

We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

For frequent market updates, please visit our web site at WWW.OPPENHEIMERFUNDS.COM or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, THE RIGHT WAY TO INVEST. We look forward to helping you reach your investment goals in the future.

/s/Bridget A. Macaskill

Bridget A. Macaskill

November 21, 1997










 2 Oppenheimer Quest Officers Value Fund

JEFFREY C. WHITTINGTON
Portfolio Manager

                  Q + A
                  An interview with your Fund's manager.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?
Oppenheimer Quest Officers Value Fund delivered an average annual total return of 1.56%, without sales charges, for the one-year period ended 10/31/97.(1) This reflects an improvement over the first half of the fiscal year, when the Fund's performance was hindered by the poor performance of a few large holdings.

Because the fund had only 18 common stock positions as of October 31, 1997, it exhibited more volatility--both positively and negatively--than the S&P 500. A decline in even just one position can impact the entire portfolio. In the first six-month period of the past year, the poor performance of LucasVarity (the Fund's largest holding at the time) dramatically affected the Fund's return.

However, limiting the number of stocks in the portfolio can also be advantageous. In particular, we are able to gain more insight into each individual holding. We look very closely at the performance of each holding--and reduce or sell underperforming holdings. This allows us to replace them with the stocks of companies which we believe offer more favorable returns over the long term.

WHICH INVESTMENTS CONTRIBUTED THE MOST TO THE FUND'S PERFORMANCE?(2)
UCAR International, a basic materials firm--was also the Fund's strongest performer. UCAR was able to generate large amounts of free cash flow within the steel-processing industry. Management wisely allocated these assets to paying down debt. In addition, they recently announced a share-repurchase program.

The Fund also benefited from major holdings in ACE Ltd. and Mid Ocean Ltd., two Bermuda-based insurance companies. Since there's not a lot of competition in their specialty-oriented lines of insurance, these companies generate an enormous amount of excess capital--which, in turn, allows them to underwrite a substantial business volume. Operating in Bermuda, these companies have very low expense structures relative to U.S. and European competitors. Plus, in line with the Fund's value strategy, in our opinion, these companies are still modestly valued.

Once again, H&R Block was a valuable contributor to the Fund's performance--particularly over the past six- month period. That's partly due to the fact that they recently sold off the CompuServe online service and its unprofitable consumer operations. In addition to trimming its operations, H&R Block stock is a model of consistency--they've reported gains in all but one of the past 20 years.

WHICH INVESTMENTS DIDN'T PERFORM AS WELL AS EXPECTED?
The stocks of oil and gas exploration companies have been particularly volatile over the past year. That's one of the reasons why the Fund's fifth largest holding, Triton Energy, has continued to underperform. However, we have confidence in the company's management and still believe Triton has real long-term value.

LucasVarity, a British electrical equipment conglomerate, was a disappointment earlier in the year due to the merger of Lucas Industries and Varity.



1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. The Fund's portfolio is subject to change.
OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.


 3 Oppenheimer Quest Officers Value Fund

However, the new company recently reported stabilized earnings and they're benefiting from a strong UK market. The investment community likes the fact that the company is on budget for earnings and cost cutting for the year.

WHAT CHALLENGES DOES THE FUND FACE IN THE COMING MONTHS?
Our constant challenge is to maintain a portfolio of companies which are above-average in their profitability, growth and stability. We don't try to time the market or invest based on what we think interest rates, corporate profits or the economy might do in the near term.

In our view, the biggest risk in any investment is the price that you pay for it. That's why the Fund employs a "bottom-up" approach to stock selection. Rather than targeting specific industries or sectors, we identify good, solid individual companies that we believe are reasonably valued and may deliver a high return on capital based on above-average growth prospects.

WHAT IS YOUR OUTLOOK FOR THE FUND?
While we like the portfolio of stocks the Fund currently owns, no one knows for sure what the market or interest rates may do through the end of the year and into 1998. We believe that, over time, by owning a portfolio of the best companies with the best management at the best prices, the Fund can outperform the S&P 500 benchmark in all different economic scenarios.//






































 4 Oppenheimer Quest Officers Value Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 1997


                                                                                                                 MARKET VALUE
                                                                                               SHARES            SEE NOTE 1
============================================================================================================================
COMMON STOCKS - 90.9%
----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 5.2%
----------------------------------------------------------------------------------------------------------------------------
Wang Laboratories, Inc.                                                      (1)                 16,800          $  388,500
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 10.1%
---------------------------------------------------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                                                              11,000             377,438
---------------------------------------------------------------------------------------------------------------------------
H & R Block, Inc.                                                                                10,100             373,700
                                                                                                                 ----------
                                                                                                                    751,138
---------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 5.0%
---------------------------------------------------------------------------------------------------------------------------
CalEnergy, Inc.                                                              (1)                 11,000             376,750
---------------------------------------------------------------------------------------------------------------------------
FOOD - 5.5%
---------------------------------------------------------------------------------------------------------------------------
Triarc Cos.                                                                  (1)                 18,300             414,038
---------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 4.9%
---------------------------------------------------------------------------------------------------------------------------
Allegiance Corp.                                                                                 13,100             363,525
---------------------------------------------------------------------------------------------------------------------------
INSURANCE - 15.3%
---------------------------------------------------------------------------------------------------------------------------
ACE Ltd.                                                                                          4,000             371,750
---------------------------------------------------------------------------------------------------------------------------
EXEL Ltd.                                                                                         6,300             380,756
---------------------------------------------------------------------------------------------------------------------------
Mid Ocean Ltd.                                                                                    6,000             389,250
                                                                                                                 ----------
                                                                                                                  1,141,756
---------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 5.1%
---------------------------------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc.                                              (1)                 12,500             378,906
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 5.1%
---------------------------------------------------------------------------------------------------------------------------
LucasVarity plc, ADR                                                                             11,100             378,788
---------------------------------------------------------------------------------------------------------------------------
METALS - 4.9%
---------------------------------------------------------------------------------------------------------------------------
UCAR International, Inc.                                                     (1)                  9,700             363,750
---------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 5.1%
---------------------------------------------------------------------------------------------------------------------------
Triton Energy Ltd.                                                           (1)                  9,800             383,425
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 19.5%(2)
---------------------------------------------------------------------------------------------------------------------------
CommScope, Inc.                                                              (1)                 29,600             325,600
---------------------------------------------------------------------------------------------------------------------------
NextLevel Systems, Inc.                                                      (1)                 27,900             376,650
---------------------------------------------------------------------------------------------------------------------------
Tele-Communications TCI Ventures Group, Cl. A                                (1)                 16,500             380,531
---------------------------------------------------------------------------------------------------------------------------
WorldCom, Inc.                                                                                   11,200             376,600
                                                                                                                 ----------
                                                                                                                  1,459,381
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 5.2%
---------------------------------------------------------------------------------------------------------------------------
Canadian Pacific Ltd. (New)                                                                      12,900             384,581
                                                                                                                 ----------

Total Common Stocks (Cost $6,255,367)                                                                             6,784,538

                                                                                               FACE
                                                                                               AMOUNT
===========================================================================================================================
SHORT-TERM NOTES - 5.0%
---------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.60%, 11/6/97 (Cost $374,708)                      (3)               $375,000             374,708
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $6,630,075)                                                      95.9%          7,159,246
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                     4.1             306,553
                                                                                               --------          ----------
NET ASSETS                                                                                        100.0%         $7,465,799
                                                                                               ========          ==========





 5    Oppenheimer Quest Officers Value Fund

--------------------------------------------------------------------------------
1.  Non-income producing security.
2. The Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.
3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.
See accompanying Notes to Financial Statements.












































 6    Oppenheimer Quest Officers Value Fund

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1997


================================================================================================================
ASSETS
Investments, at value  (cost $6,630,075) - see accompanying statement                                 $7,159,246
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                      58,067
----------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                         535,267
Shares of beneficial interest sold                                                                         1,135
----------------------------------------------------------------------------------------------------------------
Deferred organization costs - Note 1                                                                       2,882
----------------------------------------------------------------------------------------------------------------
Other                                                                                                        510
                                                                                                      ----------
Total assets                                                                                           7,757,107

================================================================================================================
LIABILITIES
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                   272,099
Shareholder reports                                                                                        8,654
Transfer agent and accounting services fees                                                                  985
Other                                                                                                      9,570
                                                                                                      ----------
Total liabilities                                                                                        291,308

================================================================================================================
NET ASSETS                                                                                            $7,465,799
                                                                                                      ==========
================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                                                $5,380
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                             6,721,187
----------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                         32,360
----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                                 177,701
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments - Note 3                                                      529,171
                                                                                                      ----------
Net assets                                                                                            $7,465,799
                                                                                                      ==========

================================================================================================================
NET ASSET VALUE PER SHARE
Net asset value and redemption price per share (based on
net assets of $7,465,799 and 538,024 shares of beneficial interest outstanding)                           $13.88

Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                               $14.73

See accompanying Notes to Financial Statements.














 7    Oppenheimer Quest Officers Value Fund

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1997



================================================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,500)                                                  $ 97,231
----------------------------------------------------------------------------------------------------------------
Interest                                                                                                  57,030
                                                                                                        --------
Total income                                                                                             154,261

================================================================================================================
EXPENSES
Management fees - Note 4                                                                                  91,482
----------------------------------------------------------------------------------------------------------------
Service plan fees - Note 4                                                                                45,741
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       12,450
----------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                   11,089
----------------------------------------------------------------------------------------------------------------
Transfer agent and accounting services fees - Note 4                                                      10,171
----------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                              10,006
----------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                9,706
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      1,090
                                                                                                        --------
Total expenses                                                                                           197,014
Less expenses paid indirectly - Note 4                                                                    (1,640)
Less reimbursement of expenses by OppenheimerFunds, Inc. - Note 4                                        (77,149)
                                                                                                        --------
Net expenses                                                                                             118,225

================================================================================================================
NET INVESTMENT INCOME                                                                                     36,036

================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments                                                                         236,859
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                    (335,693)
                                                                                                        --------
Net realized and unrealized loss                                                                         (98,834)

================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $(62,798)
                                                                                                        ========

See accompanying Notes to Financial Statements.



















 8    Oppenheimer Quest Officers Value Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   YEAR ENDED OCTOBER 31,
                                                                                   1997              1996
================================================================================================================
OPERATIONS
Net investment income (loss)                                                       $    36,036       $   (29,058)
----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                      236,859         1,103,769
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                 (335,693)          570,237
                                                                                   -----------------------------
Net increase (decrease) in net assets resulting from operations                        (62,798)        1,644,948

================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                                        --           (84,879)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                (1,104,047)         (267,637)

================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions - Note 2                                           (2,796,658)        6,490,302

================================================================================================================
NET ASSETS
Total increase (decrease)                                                           (3,963,503)        7,782,734
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 11,429,302         3,646,568
                                                                                   -----------------------------
End of period (including undistributed net investment
income of $32,360 for the year ended 10/31/97)                                     $ 7,465,799       $11,429,302
                                                                                   =============================

See accompanying Notes to Financial Statements.




























 9    Oppenheimer Quest Officers Value Fund

FINANCIAL HIGHLIGHTS



                                                  YEAR ENDED OCTOBER 31,
                                                  1997              1996(2)             1995(1)
===================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $15.26            $12.30             $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          .07              (.01)               .24
Net realized and unrealized gain                      .03              4.06               2.10
                                                   ------            ------             ------
Total income from investment
operations                                            .10              4.05               2.34
---------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   --              (.26)              (.04)
Distributions from net realized gain                (1.48)             (.83)                --
                                                   ------            ------             ------
Total dividends and distributions
to shareholders                                     (1.48)            (1.09)              (.04)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.88            $15.26             $12.30
                                                   ======            ======             ======

===================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                  1.56%            35.17%             23.44%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)           $7,466           $11,429             $3,647
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $9,148           $ 6,973             $2,873
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                       0.39%(6)         (0.42)%(6)%         2.44%(4)(5)
Expenses, before voluntary reimbursement by
the Manager                                        2.15%(7)          2.24%              1.97%(5)
Expenses, net of voluntary reimbursement by
the Manager                                        1.29%             1.92%              0.00%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                         111.0%            137.4%             108.0%
Average brokerage commission rate(9)              $0.0551           $0.0501                --

1. For the period from November 8, 1994 (commencement of operations) to October 31, 1995.
2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. During the period noted above, the former Manager voluntarily waived all of its fees and reimbursed the Fund for all of its operating expenses. If such waivers and reimbursements had not been in effect, the annualized ratio of net investment income to average daily net assets would have been 0.47%.
5.  Annualized.
6. For the years ended October 31, 1997 and 1996, the ratio of net investment income to average net assets would have been (0.47)% and (0.74)%, respectively, absent the voluntary reimbursement by both the former Manager and the current Manager.
7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $9,257,710 and $13,205,846, respectively.
9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

10    Oppenheimer Quest Officers Value Fund

NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Quest Officers Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. It is the intention of the Fund to continue to invest in a non-diversified portfolio of primarily equity securities believed to be under valued in the market place. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund is authorized to issue Class A, Class B and Class C shares. Initially, only shares of Class A will be offered to officers, trustees and employees of the Fund, the Manager and its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

ORGANIZATION COSTS. The former Manager advanced $7,600 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to capital loss carryforwards. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $3,676. Accumulated net realized gain on investments was increased by the same amount.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

11    Oppenheimer Quest Officers Value Fund

2.   SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                                YEAR ENDED                        YEAR ENDED
                                                OCTOBER 31,  1997                 OCTOBER 31, 1996
                                                ---------------------------       ----------------
                                                SHARES         AMOUNT             SHARES          AMOUNT
Class A:
Sold                                             131,978       $ 1,769,834         538,510       $ 7,749,424
Dividends and distributions
reinvested                                        85,094         1,083,250          27,528           337,769
Redeemed                                        (427,833)       (5,649,742)       (113,652)       (1,596,891)
                                                ---------      ------------       ---------      ------------
Net increase (decrease)                         (210,761)      $(2,796,658)        452,386       $ 6,490,302
                                                =========      ============       =========      ============

3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At October 31, 1997, net unrealized appreciation on investments of $529,171 was composed of gross appreciation of $833,571, and gross depreciation of $304,400.

4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. Effective August 1, 1996, the fee was voluntarily reduced from 1.00% of average annual net assets to 0.60% of the first $4 million of average annual net assets and 0.70% of net assets in excess of $4 million. Such waivers amounted to $31,408. The Manager acts as the accounting agent for the Fund at an annual fee of $6,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. The Sub-Advisor waived all fees under the agreement for the year ended October 31, 1997. On February 13, 1997 PIMCO Advisors L.P., signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.

For the year ended October 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,822, of which $1,738 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1997, the Fund paid OFS $3,726.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OppenheimerFunds Distributor, Inc. (OFDI) for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. Effective August 1, 1996, OFDI has voluntarily waived all fees under this plan. Such waivers amounted to $45,741.

5.  BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

The Fund had no borrowings outstanding during the year ended October 31, 1997.

12    Oppenheimer Quest Officers Value Fund

6.  SUBSEQUENT EVENT
On October 22, 1997, the Board of Trustees approved the reorganization of Oppenheimer Quest Officers Value Fund with and into Oppenheimer Quest Capital Value Fund, Inc. Shareholders of the Fund will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer Quest Capital Value Fund, Inc. If shareholder approval is received, it is expected that the reorganization will occur during the second quarter of calendar 1998.

13    Oppenheimer Quest Officers Value Fund

REPORT OF INDEPENDENT ACCOUNTANTS
Oppenheimer Quest Officers Value Fund

To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Officers Value Fund, (one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund), at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the period ended October 31, 1995 were audited by other independent accountants whose report dated December 20, 1995 expressed an unqualified opinion on those statements.




Price Waterhouse LLP

Denver, Colorado
November 21, 1997

14    Oppenheimer Quest Officers Value Fund

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FEDERAL INCOME TAX INFORMATION (Unaudited)

In early 1998 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Distributions of $1.4838 were paid to shareholders on December 18, 1996, of which $0.3693 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

Dividends paid by the Fund during the fiscal year ended October 31, 1997 which are not designated as capital gain distributions should be multiplied by 100.00% to arrive at the net amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.






SHAREHOLDER MEETING (Unaudited)

On May 6, 1997, a special shareholder meeting was held at which the selection of Price Waterhouse LLP as the independent accountants and auditors of the Fund for the fiscal year beginning November 1, 1996 was ratified (Proposal No. 1), the proposed changes to certain of the Fund's fundamental investment policies, including changes to the investment objective were approved (Proposal No. 2), the Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. was approved (Proposal No. 3), the Subadvisory Agreement between OppenheimerFunds, Inc. and OpCap Advisors was approved (Proposal No. 4), and the Fund's Class A 12b-1 Distribution and Service Plan was approved by Class A shareholders (Proposal No. 5) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                               Withheld/
Proposal                           For         Against           Abstain     Broker Non-Votes              Total
--------                           ---         -------         ---------     ----------------              -----
Proposal No. 1             418,214.641              --                --              293,434         418,214.641
Proposal No. 2             405,402.866      12,811.775                --              293,434         418,214.641
Proposal No. 3             405,402.866      12,811.775                --              293,434         418,214.641
Proposal No. 4             404,865.866      12,811.775               537              293,434         418,214.641
Proposal No. 5             404,171.093      14,043.548                --              293,434         418,214.641

15    Oppenheimer Quest Officers Value Fund

OPPENHEIMER QUEST OFFICERS VALUE FUND
A Series of Oppenheimer Quest for Value Funds


OFFICERS AND TRUSTEES      Bridget A. Macaskill, Chairman of the Board of
                           Trustees and President
                           Paul Y. Clinton, Trustee
                           Thomas W. Courtney, Trustee
                           Lacy B. Herrmann, Trustee
                           George Loft, Trustee
                           Robert C. Doll, Jr., Vice President
                           George C. Bowen, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Andrew J. Donohue, Secretary
                           Robert G. Zack, Assistant Secretary

INVESTMENT ADVISOR         OppenheimerFunds, Inc.

SUB-ADVISOR                OpCap Advisors

DISTRIBUTOR                OppenheimerFunds Distributor, Inc.

TRANSFER AND               OppenheimerFunds Services
SHAREHOLDER SERVICING
AGENT

CUSTODIAN OF PORTFOLIO     State Street Bank and Trust Company
SECURITIES

INDEPENDENT                Price Waterhouse LLP
ACCOUNTANTS

LEGAL COUNSEL              Gordon Altman Butowsky Weitzen Shalov & Wein

This is a copy of a report to shareholders of Oppenheimer Quest Officers Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Officers Value Fund. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

16  Oppenheimer Quest Officers Value Fund